SUB-ITEM 77Q1(a): Exhibits
SELIGMAN CASH MANAGEMENT FUND, INC.


Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Post Effective Amendment No. 42 filed on May 1, 2006 on
Form N-1A).